COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Class A (CPXAX), Class C (CPXCX), Class F (CPXFX), Class I (CPXIX), Class R (CPRRX), Class T (CPXTX) and Class Z (CPXZX) Shares

Supplement dated October 17, 2018 to

Summary Prospectus and Prospectus dated May 1, 2018

On September 11, 2018, the Fund’s Board of Directors approved a change to the Fund’s blended benchmark from 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed Rate Preferred Securities Index and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index to 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index, effective January 1, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

CPXPROSUP-1018